EXHIBIT 10.12
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                               SECURITY AGREEMENT
                               ------------------

            THIS SECURITY AGREEMENT is made and entered into effective as of the 8th day of September, 2003, between PALWEB CORPORATION, an Oklahoma corporation ("PalWeb"); PLASTIC PALLET PRODUCTION, INC., a Texas corporation ("PPP"); and GREYSTONE MANUFACTURING, L.L.C., an Oklahoma limited liability company ("Greystone") (PalWeb, PPP and Greystone, collectively, the "Debtors"), and 1607 COMMERCE LIMITED PARTNERSHIP, a Texas limited partnership (the "Secured Party").

                                    RECITALS:

            A. The Debtors have requested that the Secured Party enter into leases (the "Leases") with PPP covering real estate and equipment located at 1607 Commerce Street, Dallas, Texas, and PalWeb and Greystone have guaranteed the obligations of PPP pursuant to the Leases (the "Guarantees").

            B. The Secured Party has agreed to enter into the Leases and agreed to accept the Guarantees on the strength of the security provided the Secured Party in this Security Agreement and in a Stock Pledge Agreement executed by PalWeb on this date.

            NOW, THEREFORE, to induce the Secured Party to enter into the Lease and accept the Guarantees, and for other valuable considerations, the receipt of which is hereby acknowledged, the Secured Party and the Debtors agree as follows:

            1. Definitions.

            1.1. Terms Defined in the UCC. Each term used herein which is defined in the UCC and not otherwise defined herein, shall have the respective meaning given such term in the UCC.

            1.2. Definitions of Certain Terms Used Herein. As used in this Security Agreement, the following terms shall have the following meanings:

            "Account" shall have the meaning given such term in Article 9 of the UCC.

            "Collateral" is defined in Section 2 of this Security Agreement.

            "Chattel Paper" shall have the meaning given such term in Article 9 of the UCC.

            "Equipment" shall have the meaning given such term in Article 9 of the UCC.

            "General Intangible" shall have the meaning given such term in
Article 9 of the UCC.

            "Instruments" shall have the meaning given such term in Article 9 of the UCC.
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            "Inventory" shall have the meaning given such term in Article 9 of the UCC.

            "Indebtedness" means and includes all liabilities, obligations and indebtedness of the Debtors to the Secured Party, of every kind and description, now existing or hereafter incurred, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, and whether or not of the same or a similar class or character as the Leases and whether or not currently contemplated by the Secured Party or the Debtors, including (i) the Leases; (ii) the Guarantees; (iii) all other liabilities, obligations and indebtedness of the Debtors to the Secured Party arising out of or related to the Leases or the Guarantees, including costs and expenses of collection and other amounts reimbursable under the Lease or the Guarantees; and (iv) any and all extensions of any of the foregoing.

            "Letter of Credit Rights" shall have the meaning given such term in
Article 9 of the UCC.

            "Lien" shall mean any lien (statutory or other), security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

            "Payment Intangible" shall have the meaning given such term in
Article 9 of the UCC.

            "Permitted Liens" means (i) Liens in favor of F&M Bank, (ii) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by the Company, (iii) judgment Liens that have been stayed or bonded and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of the Company's business with respect to obligations which are not due or which are being contested in good faith by the Company, (iv) Liens placed upon fixed assets hereafter acquired to secure a portion of the purchase price thereof provided that any such Lien shall not encumber any other property of the Company, and (v) Liens arising in connection with the Leases and the transactions contemplated thereby.

            "Proceeds" shall have the broadest and most extensive meaning now or hereafter given or assigned to such term in Article 9 of the UCC and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtors from time to time with respect to the Collateral, and (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority.

            "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Oklahoma as hereinafter amended, modified or re-enacted from time to time.

            2. Grant of Security Interest. As security for the payment of all Indebtedness, the Debtors hereby assign and grant to the Secured Party, a first and prior, continuous and

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continuing security interest in, and assignment of, all of the following, whether now or hereafter existing or acquired (the "Collateral"):

                     (a) All Accounts of the Debtors;

                     (b) All Equipment of the Debtors;

                     (c) All Inventory of the Debtors;

                     (d) All General Intangibles of the Debtors, including all
            intellectual property more particularly described on Exhibit B attached hereto;

                     (e) All Payment Intangibles of the Debtors;

                     (f) All Instruments (including promissory notes), Letter of
            Credit Rights, Supporting Obligations, Documents, Chattel Paper of the Debtors;

                     (g) All books, records, ledger cards, electronic data
            processing materials and other general intangibles relating to the foregoing subsections (a) through (f); and

                     (h) all proceeds of and all replacements, additions,
            substitutions, accessories, appurtenances, and parts for, the items or types of collateral described above in subsections (a) through
            (g), whether now owned or hereafter acquired including, without limitation insurance proceeds.

            3. Warranties. The Debtors warrant that: (i) no financing statement (other than any which may have been filed on behalf of the Secured Party) covering any of the Collateral is on file in any public office; (ii) except for Permitted Liens, the Debtors are and will be the lawful owners of all of the Collateral, free of all Liens and claims whatsoever, with full power and authority to execute this Security Agreement and to perform the Debtors' obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to the Collateral and the Account Debtors set forth on any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Debtors to the Secured Party, is and will be true and correct in all material respects as of the date furnished, and
(iv) the Debtors are duly authorized to execute, deliver and perform this Security Agreement.

            4. Use and Possession. As long as there exists no event of default on either the Leases or the Guarantees (the "Event of Default"), the Debtors may have possession of the Collateral and use the same in any lawful manner not inconsistent with this Security Agreement, with any applicable law or regulation or with any policy of insurance on any of such Collateral.

            5. Sales in the Ordinary Course of Business; Collections by Debtors. Until such time as the Secured Party shall notify the Debtors of the revocation of such power and authority because of the occurrence of an Event of Default (whether or not the Secured Party takes any other action or accelerates the Indebtedness), the Debtors (i) may, in the ordinary course of their business, at their own expense, sell, lease or furnish under contracts of service any of the

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Collateral held by the Debtors for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Debtors for such purpose, and (ii) will, at their own expense, endeavor to collect, as and when due, all amounts due with respect to Accounts, lease and/or notes receivable, leases, lease agreements, chattel paper, contracts, General Intangibles and Payment Intangibles pertaining to any of the Collateral, including the taking of such action with respect to such collection as the Secured Party may reasonably request or, in the absence of such request, as the Debtors may deem advisable.

            6. Collections by the Secured Party. Upon the occurrence of an Event of Default (whether or not the Secured Party takes any other action or accelerates the Indebtedness), the Secured Party may at any time, whether before or after any revocation of such power and authority or the maturity of any of the Indebtedness, notify any parties obligated on any of the Accounts, leases and/or notes receivable, leases, lease agreements, Chattel Paper, contracts, General Intangibles or Payment Intangibles to make payment to the Secured Party of any amounts due or to become due thereunder and enforce collection of any such Accounts, leases and/or notes receivable, leases, lease agreements, Chattel Paper, contracts, General Intangibles or Payment Intangibles by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations thereunder or evidenced thereby. The Debtors will, at their own expense, notify any parties obligated on any of the Accounts, leases and/or notes receivable, leases, lease agreements, Chattel Paper, contracts, General Intangibles or Payment Intangibles pertaining to the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder. The Secured Party is authorized to endorse, in the name of the Debtors, any item howsoever received by the Secured Party, representing any payment on or other proceeds of any of the Collateral. In each instance in which the Secured Party may elect hereunder to effect direct collection of any one or more Accounts, leases and/or notes receivable, leases, lease agreements, Chattel Paper, contracts, General Intangibles or Payment Intangibles pertaining to the Collateral, the Secured Party is also entitled to take possession of all books and records of the Debtors relating to the Debtors' Accounts, leases and/or notes receivable, leases, lease agreements, Chattel Paper, contracts, General Intangibles or Payment Intangibles, and the Debtors will not in any manner take or suffer any action to be taken to hinder, delay or interfere with the Secured Party's attempts to effect collection.

            7. Inventory Location. The Debtors hereby represent and warrant to the Secured Party that the Inventory is located only in the location set forth on Exhibit A hereto. The Debtors will not open or establish any warehouse not owned or established as of the date of this Security Agreement or locate any Inventory at any location except as set forth above without obtaining the Secured Party's prior written consent and executing such financing statements as the Secured Party and its counsel deem necessary to perfect its security interest therein. The Debtors shall immediately notify the Secured Party of the occurrence of any event causing loss or depreciation in value (except for ordinary wear and tear and loss or depreciation in value) of Collateral and the amount of such loss or depreciation.

            8. Covenants of the Debtors. The Debtors will (i) upon demand, provide to the Secured Party any information the Secured Party deems necessary in order to protect, preserve,

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continue, perfect, extend or maintain a valid security interest in the
Collateral (free of all other Liens, claims and rights of third parties whatsoever) to secure payment of the Indebtedness, and Debtors hereby authorize the filing of any financing statement, continuation statement, inventory list, lien entry forms or other similar documents and will pay any expenses and fees incurred from time to time by Secured Party in connection therewith; (ii) keep all Inventory only at the locations set forth in Section 7 hereof or at such other addresses as shall be provided to the Secured Party at least fifteen days prior to the location of any Inventory thereat, and which address shall be acceptable to the Secured Party; (iii) keep only at the locations set forth in
Section 7 hereof all records concerning Accounts, notes receivable, contracts, General Intangibles and Payment Intangibles, which records will be of such character as will enable the Secured Party or its agents or designees to determine at any time the status thereof; (iv) furnish the Secured Party such information concerning the Debtors, the Collateral and the Account Debtors as the Secured Party may from time to time reasonably request; (v) permit the Secured Party and its agents and designees from time to time to inspect the Inventory and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Debtors, and will, upon reasonable request of the Secured Party, deliver to the Secured Party all of such records and papers which pertain to the Collateral and the Account Debtors; (vi) upon request of the Secured Party, stamp on the Debtors' records concerning the Collateral, a notation, in form satisfactory to the Secured Party, of the security interest of the Secured Party hereunder; (vii) except for the sale or lease of Inventory in the ordinary course of its business, not sell, lease, transfer or otherwise dispose of, assign or create or permit to exist any Lien on or security interest in any Collateral to or in favor of anyone other than the Secured Party, except with the prior written consent of the Secured Party;
(viii) at all times keep all Collateral insured against loss, damage, theft and other risks, in such amounts, with such companies, under such policies and in such form, all as shall be reasonably satisfactory to the Secured Party, which policies shall provide that loss thereunder shall be payable to the Debtors and the Secured Party as their interests may appear, and such policies or certificates thereof shall, if the Secured Party so requests, be deposited with the Secured Party; (ix) if the Collateral is of a type normally used in more than one state, whether or not actually so used, the Debtors will immediately give written notice to the Secured Party of any change in the location of the chief executive office or the chief place of business of the Debtors, and of any transfer of any such Collateral in any jurisdiction other than the locations set forth in paragraph 7 hereof; and (x) reimburse the Secured Party for all reasonable expenses, including attorneys' fees and legal expenses, incurred by the Secured Party in seeking to collect or enforce any rights in the Collateral and to collect the Leases and all other Indebtedness and to enforce its rights hereunder.

            9. Remedies. Whenever an Event of Default shall exist, the Indebtedness shall be immediately due and payable, or not, as provided in the Leases and Guarantees, and the Secured Party may from time to time exercise any rights and remedies available to it hereunder, under the Leases, Guarantees or applicable law. The Debtors agree, in case of an Event of Default and upon the request of the Secured Party, to assemble the Collateral, at the Debtors' expense, at a convenient place acceptable to the Secured Party. Without limiting the foregoing, upon the existence of an Event of Default, the Secured Party may, to the fullest extent permitted by applicable law, without notice (except as required by the Leases and Guarantees), advertisement, hearing or process of law of any kind, (i) enter upon any premises where any of the Collateral may be located and take possession of and remove all or any such items, (ii) sell any or all of the

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Collateral free of all rights and claims of the Debtors therein and thereto at any public or private sale, and (iii) bid for and purchase any of the Collateral at any such sale. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten days before disposition, postage prepaid, addressed to the Debtors, at the address shown on the signature page or at any other address of the Debtors appearing on the records of the Secured Party. Any proceeds of any of the Collateral (including proceeds of collections by the Secured Party described in Section 6) may be applied by the Secured Party to the payment of expenses incurred in connection with enforcing its rights or remedies with respect to the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Secured Party toward the payment of such of the Indebtedness, and in such order of application as the Secured Party may from time to time elect, but only if allowed by applicable law.

            10. Reimbursement of Secured Party. The Secured Party may from time to time, at its option, perform any agreement, obligation or covenant of the Debtors hereunder which the Debtors shall fail to perform, and take any other action which the Secured Party reasonably deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and the Debtors agree to forthwith reimburse the Secured Party for all reasonable expenses of the Secured Party in connection with the foregoing, together with interest thereon at the Default Rate from the date of notice thereof to the Debtors until reimbursed by the Debtors.

            11. Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as the Debtors may request in writing, but failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

            12. Notices. Any notice from the Secured Party to the Debtors, if mailed, shall be deemed given when mailed, postage prepaid, or delivered by commercial delivery service, addressed to the Debtors, at the Debtors' address shown on the signature page hereto or at any other address of the Debtors appearing on the records of the Secured Party. Any notice from the Debtors to the Secured Party, if mailed, shall be deemed given when mailed, postage prepaid, or by commercial delivery service, addressed to the Secured Party at the address shown on the signature page hereto or at such other address as the Secured Party shall have provided to the Debtors for such purpose.

            13. No Waiver. No delay on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

            14. Amendments and Modifications. No amendment to, modification or waiver of, or consent with respect to any provision of this Security Agreement, shall in any event be effective unless the same shall be in writing and signed and delivered by the Secured Party, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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            15. Choice of Law. This Security Agreement has been delivered to the
Secured Party at Tulsa, Oklahoma, and shall be construed in accordance with and governed by the laws of the State of Oklahoma.

            16. Severability. Whenever possible each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

            17. Binding Effect. This Security Agreement shall be binding upon the Debtors and their successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns.

            18. Financing Statement. A carbon or photographic copy, or other reproduction, of this Security Agreement or of any financing statement prepared or filed with respect hereto is sufficient as a financing statement for all purposes.

            IN WITNESS WHEREOF, this Security Agreement has been duly executed and delivered in Tulsa, Oklahoma, effective as of the day and year first above written.

Address for Debtors:                          PALWEB CORPORATION,
                                              an Oklahoma corporation

1607 West Commerce                            By: /s/ Warren F. Kruger
Dallas, Texas 75208                               ------------------------------
                                                  Warren F. Kruger, President

                                              PLASTIC PALLET PRODUCTION, INC., a
                                              Texas corporation

1607 West Commerce                            By: /s/ Warren F. Kruger
Dallas, Texas 75208                               ------------------------------
                                                  Warren F. Kruger, President

                                              GREYSTONE MANUFACTURING, L.L.C.,
                                              an Oklahoma limited liability
                                              company


1613 E. 15th St.                              By: /s/ Warren F. Kruger
Tulsa, Oklahoma 74120                             ------------------------------
                                                  Warren F. Kruger, President

                                                         "Debtors"

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                                              1607 COMMERCE LIMITED PARTNERSHIP,
                                              a Texas limited partnership

                                              By: 1607 Commerce, L.L.C., an
                                              Oklahoma limited liability
                                              company, General Partner


Address for Secured Party                     By: /s/ Paul A. Kruger
                                                  ------------------------------
                                              :   Paul A. Kruger, Manager

                                                     "Secured Party"

























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All annexes to this agreement are omitted from this Exhibit. The registrant will furnish supplementally a copy of any omitted annex to the Commission upon request.